USAA GROWTH FUND

Fund Shares (USAAX) and Institutional Shares (UIGRX)

Supplement Dated July 1, 2020

to the Summary Prospectus dated December 1, 2019

Effective June 30, 2020, the Subadvisory Agreement between Victory Capital Management Inc., the Fund's investment adviser, and Renaissance Investment Management ("Renaissance"), one of the current subadvisers to the Fund, hereby was terminated. Therefore, all references to Renaissance in the Fund's Summary Prospectus under the sections "Investment Adviser" and "Portfolio Managers" hereby are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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